EXHIBIT 25
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER

                THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION

                         DESIGNATED TO ACT AS A TRUSTEE

                            ------------------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE

                      PURSUANT TO SECTION 305(B)(2)      [X]

                            ------------------------

                           FIRST UNION NATIONAL BANK

              (Exact name of trustee as specified in its charter)


                                                         22-1147033
       (Jurisdiction of incorporation or              (I.R.S. employer
   organization if not a U.S. national bank)        Identification No.)

102 PENNSYLVANIA AVENUE, AVONDALE, PENNSYLVANIA            19311
    (Address of principal executive offices)             (Zip Code)


                            ------------------------

           (Name, address and telephone number of agent for service)

                    PUBLIC SERVICE ELECTRIC AND GAS COMPANY

              (Exact name of obligor as specified in its charter)


             NEW JERSEY                       22-1212800
   (State or other jurisdiction of         (I.R.S. employer
   incorporation or organization)        Identification No.)

  80 PARK PLAZA, NEWARK, NEW JERSEY             07101
   (Address of principal executive            (Zip Code)
              offices)

                            ------------------------

                      FIRST AND REFUNDING MORTGAGE BONDS*

                      (Title of the indenture securities)

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* The indenture securities are to be issued in one or more series pursuant to a
  Registration Statement on Form S-3 filed by the obligor with the Commission pursuant to Rule 415, to which this Form T-1 is an Exhibit.


                                    GENERAL

ITEM 1. GENERAL INFORMATION.

     Furnish the following information as to the trustee:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

           Comptroller of the Currency, Washington, D.C.

           Board of Governors of Federal Reserve System, New York, N.Y.

           Federal Deposit Insurance Corporation, Washington, D.C.

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

               The Trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                                 APRIL 30, 1997


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   COL. A                                                    COL. B
------------------------------------------------------------------------------
TITLE OF CLASS                                           AMOUNT OUTSTANDING
------------------------------------------------------------------------------


     Not Applicable

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

     IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

     (A) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

          Not Applicable

     (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

          Not Applicable

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

     IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

     Not Applicable

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

                                 APRIL 30, 1997

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    COL. A            COL. B            COL. C              COL. D
------------------------------------------------------------------------
                                                        PERCENTAGE OF
                                                      VOTING SECURITIES
                                                        REPRESENTED BY
                                     AMOUNT OWNED      AMOUNT GIVEN IN
NAME OF OWNER     TITLE OF CLASS     BENEFICIALLY           COL. C
------------------------------------------------------------------------

     Not Applicable

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

                                 APRIL 30, 1997

------------------------------------------------------------------------
    COL. A            COL. B            COL. C              COL. D
------------------------------------------------------------------------
                                                        PERCENTAGE OF
                                                      VOTING SECURITIES
                                                        REPRESENTED BY
                                     AMOUNT OWNED      AMOUNT GIVEN IN
NAME OF OWNER     TITLE OF CLASS     BENEFICIALLY           COL. C
------------------------------------------------------------------------

     Not Applicable

ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED OR HELD AS COLLATERAL SECURITY FOR THE OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

                                 APRIL 30, 1997

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    COL. A            COL. B                  COL. C                   COL. D
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                   WHETHER THE
                  SECURITIES ARE   AMOUNT OWNED BENEFICIALLY    PERCENT OF CLASS
                    VOTING OR        OR HELD AS COLLATERAL       REPRESENTED BY
                    NONVOTING       SECURITY FOR OBLIGATIONS    AMOUNT GIVEN IN
TITLE OF CLASS      SECURITIES       IN DEFAULT BY TRUSTEE           COL. C
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     Not Applicable

ITEM 9. SECURITIES OF THE UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                                 APRIL 30, 1997

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    COL. A            COL. B                 COL. C                   COL. D
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                                   AMOUNT OWNED BENEFICIALLY    PERCENT OF CLASS
NAME OF ISSUER                       OR HELD AS COLLATERAL       REPRESENTED BY
 AND TITLE OF         AMOUNT        SECURITY FOR OBLIGATIONS    AMOUNT GIVEN IN
     CLASS         OUTSTANDING       IN DEFAULT BY TRUSTEE           COL. C
--------------------------------------------------------------------------------

     Not Applicable

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

                                 APRIL 30, 1997

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    COL. A            COL. B                 COL. C                   COL. D
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                                   AMOUNT OWNED BENEFICIALLY    PERCENT OF CLASS
NAME OF ISSUER                       OR HELD AS COLLATERAL       REPRESENTED BY
 AND TITLE OF         AMOUNT        SECURITY FOR OBLIGATIONS    AMOUNT GIVEN IN
     CLASS         OUTSTANDING       IN DEFAULT BY TRUSTEE           COL. C
--------------------------------------------------------------------------------

     Not Applicable

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                                 APRIL 30, 1997

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    COL. A            COL. B                 COL. C                   COL. D
--------------------------------------------------------------------------------
                                   AMOUNT OWNED BENEFICIALLY    PERCENT OF CLASS
NAME OF ISSUER                       OR HELD AS COLLATERAL       REPRESENTED BY
 AND TITLE OF         AMOUNT        SECURITY FOR OBLIGATIONS    AMOUNT GIVEN IN
     CLASS         OUTSTANDING       IN DEFAULT BY TRUSTEE           COL. C
--------------------------------------------------------------------------------

     Not Applicable

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

     EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

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        COL. A                   COL. B              COL. C
---------------------------------------------------------------
NATURE OF INDEBTEDNESS     AMOUNT OUTSTANDING       DATE DUE
---------------------------------------------------------------

     Not Applicable

ITEM 13. DEFAULTS BY THE OBLIGOR.

     (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     None

     (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     None

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

     IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE ANY SUCH AFFILIATION.

     Not Applicable

ITEM 15. FOREIGN TRUSTEE.

     IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

     Not Applicable

ITEM 16. LIST OF EXHIBITS.

     1*       -- Copy of Articles of Association of the Trustee as now in
                 effect.
     2        -- Copy of certificate of authority of the Trustee to commence business.
     3        -- Copy of the authorization of the Trustee to exercise corporate trust powers.
     4*       -- Copy of the existing By-Laws of the Trustee, as now in effect.
     5        -- Not Applicable.
     6        -- The consent of the Trustee required by Section 321(b) of the
                 Act.
     7        -- A copy of the latest report of Condition of the Trustee published pursuant to the law or the requirements of its supervising or examining authority.
     8        -- Not Applicable
     9        -- Not Applicable

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* Exhibits thus designated have heretofore been filed with the Securities and
  Exchange Commission, have not been amended since filing and are incorporated herein by reference (see Exhibits T-1 and T-4 Registration Number 333-24137).

     In answering any item in this statement of eligibility and qualification which relates to matters peculiarly within the knowledge of the obligor or of its directors or officers, or an underwriter for the obligor, the undersigned, First Union National Bank, has relied upon information furnished to it by the obligor or such underwriter.

                                   SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, First Union National Bank, a national banking association organized and existing under the laws of the United States, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Newark, and State of New Jersey, on the 21st day of May, 1997.


                                             FIRST UNION NATIONAL BANK
                                               (Trustee)

(CORPORATE SEAL)

                                                        /s/  F. GALLAGHER
                                             By: ...............................

                                                          F. Gallagher
                                                         VICE PRESIDENT

                                                                       EXHIBIT 2

Comptroller of the Currency
Administrator of National Banks
Washington, DC 20219

                                  CERTIFICATE

     I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

     1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

     2. "First Union National Bank," Avondale, Pennsylvania (Charter No. 22693), is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 17th day of December, 1996.

                                             /s/      EUGENE A. LUDWIG
                                            -----------------------------------
                                                 Comptroller of the Currency

                                                                       EXHIBIT 3

Comptroller of the Currency
Administrator of National Banks
Washington, DC 20219

Certification of Fiduciary Powers

     I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify the records in this office evidence "First Union National Bank", Elkton, Maryland, (Charter No. 22693), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of The Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a. I further certify the authority so granted remains in full force and effect.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of Office of the Comptroller of the Currency to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 5th day of July, 1996.

                                             /s/     EUGENE A. LUDWIG
                                             -----------------------------------
                                                 Comptroller of the Currency

                                                                       EXHIBIT 6

                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of Public Service Electric and Gas Company, we hereby consent that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                             FIRST UNION NATIONAL BANK

                                             By: /s/  FRANK GALLAGHER
                                                 -----------------------------
                                                       Frank Gallagher
                                                       Vice President

Newark, NJ
May 3, 1997

                                                                       EXHIBIT 7

                              REPORT OF CONDITION

     Consolidating domestic and foreign subsidiaries of the First Union National Bank of Avondale in the state of Pennsylvania, at the close of business on March 31, 1997, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161. Charter Number 33869 Comptroller of the Currency Northeastern District.

STATEMENT OF RESOURCES AND LIABILITIES

ASSETS
THOUSAND OF DOLLARS
Cash and balance due from depository institutions:
Noninterest-bearing balances and currency and coin..................................................    1,589,725
Interest-bearing balances...........................................................................      144,932
Securities..........................................................................................            0
Hold-to-maturity securities.........................................................................      406,600
Available-for-sale securities.......................................................................    2,331,814
Federal funds sold and securities purchased under agreements to resell..............................    2,102,868
Loans and lease financing receivables:
Loan and leases, net of unearned income.............................................................   19,281,909
LESS: Allowance for loan and lease losses...........................................................      243,522
LESS: Allocated transfer risk reserve...............................................................            0
Loans and leases, net of unearned income, allowance, and reserve....................................   19,038.387
Assets held in trading accounts.....................................................................            0
Premises and fixed assets (including capitalized leases)............................................      405,170
Other real estate owned.............................................................................       49,059
Investment in unconsolidated subsidiaries and associated companies..................................       32,905
Customer's liability to this bank on acceptances outstanding........................................       45,474
Intangible assets...................................................................................      411,739
Other assets........................................................................................      642,043
Total assets........................................................................................   27,200,716
LIABILITIES
Deposits:
  In domestic offices...............................................................................   21,310,047
    Noninterest-bearing.............................................................................    4,381,335
    Interest-bearing................................................................................   16,928,712
  In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................................      519,225
    Noninterest-bearing.............................................................................          215
    Interest-bearing................................................................................      519,010
Federal funds purchased and securities sold under agreements to repurchase..........................    1,771,997
Demand notes issued to the U.S. Treasury............................................................       99,992
Trading liabilities.................................................................................            0
Other borrowed money................................................................................            0
With original maturity of one year or less..........................................................       12,151
With original maturity of more than one year........................................................       14,852
Mortgage indebtedness and obligations under capitalized leases Bank's liability on acceptances
  executed and outstanding..........................................................................       45,884
Subordinated notes and debentures...................................................................      450,000
Other liabilities...................................................................................      642,872
Total liabilities...................................................................................   24,867,019
Limited-life preferred stock and related surplus....................................................            0
EQUITY CAPITAL
Perpetual preferred stock and related surplus.......................................................      160,540
Common Stock........................................................................................      452,156
Surplus.............................................................................................    1,300,080
Undivided profits and capital reserves..............................................................      452,724
Net unrealized holding gains (losses) on available-for-sale securities..............................      (31,803)
Cumulative foreign currency translation adjustments.................................................            0
Total equity capital................................................................................    2,333,697
Total liabilities, limited-life preferred stock and equity capital..................................   27,200,716